UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 26, 2005.
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                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          New  York                     000-30252               98-0163232
 ----------------------------         -------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
   of  incorporation)                  File  Number)         Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  3.01.  NOTICE  OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
             RULE  OR  STANDARD; TRANSFER  OF  LISTING

     As previously disclosed, Genesis Bioventures, Inc. (the "Company" or "GBI") failed to timely file its year end audited financial statements Form 10-KSB. On April 20, 2005 the Company received a written notice (the "Notice") from the American Stock Exchange (the "Amex" of "Exchange") informing GBI that it was not in compliance with Sections 134 and 1101 of the Company Guide. The Notice is not a notice of delisting from the Amex or a notice by Amex to initiate delisting proceedings.

     Pursuant to Section 1003(d) of the Company Guide, the Amex is authorized to suspend and, unless prompt corrective action is taken, remove the Company's securities from the Exchange. As a result, the Company is subject to Section 1009 of the Company Guide whereby it must contact the Amex to confirm receipt of the Notice and indicate whether or not it intends to submit a plan of compliance.

     In order to maintain its Amex listing, GBI must submit a plan by May 4, 2005 advising the Exchange of action it has taken, or will take, that would bring the Company into compliance with all continued listing standards by June 15, 2005. If the Exchange determines that GBI has made a reasonable demonstration in the plan to regain compliance with the continued listing standards, the plan will be accepted.

     If the Company is unable to submit a plan that demonstrates its ability to file its Form 10-KSB for the fiscal year ended December 31, 2004 by June 15, 2005, the Company will be subject to delisting proceedings as appropriate.

     The Company has contacted the Amex to confirm receipt of the Notice and to indicate its intention to submit a plan of compliance. GBI plans to file its annual report on Form 10-KSB on or before the June 15, 2005 deadline imposed by the Exchange.

     On April 26, 2005, the Company issued a press release announcing its receipt of the Notice from the Exchange. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.

99.2  Press  Release  of  Genesis  Bioventures,  Inc.  dated  April  26,  2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENESIS  BIOVENTURES,  INC.
     (Registrant)

Dated:  April  26,  2005            By  /s/  E.  Greg  McCartney
                                        ---------------------------------
                                        E.  Greg  McCartney
                                        Chairman  and  CEO


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